UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05652
DREYFUS MUNICIPAL INCOME, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	9/30/07

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Municipal Income, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

- Information we receive from you, such as your name, address, and social security number.
- Information about your transactions with us, such as the purchase or sale of Fund shares.
- Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Selected Information
7	Statement of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statement of Changes in Net Assets
22	Financial Highlights
23	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Additional Information
34	Important Tax Information
35	Proxy Results
36	Information About the Review and Approval
of the Fund’s Management Agreement
40	Board Members Information
42	Officers of the Fund
45	Officers and Directors

FOR MORE INFORMATION

Back Cover

Dreyfus
Municipal Income, Inc.

The Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Municipal Income, Inc., covering the 12-month period from October 1, 2006, through September 30, 2007.

After an extended period of relative stability, fixed-income markets encountered heightened volatility during the reporting period as the credit cycle appeared to shift to a new phase.Turmoil in the U.S. sub-prime mortgage sector that began in late February spread to other areas of the economy over the summer, causing investors to reassess their attitudes toward risk.The ensuing “flight to quality” caused bond prices to fall sharply in the market’s more credit-sensitive areas.While we saw no overall change in the underlying credit fundamentals of municipal bonds, the tax-exempt market was nonetheless affected by liquidity concerns.To help restore liquidity, the Federal Reserve Board cut key short-term interest rates in August and September. Investors reacted favorably to the Fed’s moves, and municipal bond prices began to rebound.

We believe that these developments have created opportunities to purchase municipal bonds at more attractive prices and yields than have been available for some time. Since each investor’s situation is unique, we encourage you to talk about these investment matters with your financial advisor, who can help you make the right adjustments for your portfolio.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2006, through September 30, 2007, as provided by W. Michael Petty, Senior Portfolio Manager

Fund and Market Performance Overview

After trading within a relatively finite range for most of the reporting period, a liquidity crisis over the summer of 2007 led to sharp declines in the municipal bond market. However, bond prices rebounded somewhat in late August and September, enabling the market to post a positive absolute return for the reporting period overall.The fund’s performance was driven primarily by its focus on income-oriented securities, which generally held up better during the downturn than other types of tax-exempt bonds.

For the 12-month period ended September 30, 2007, Dreyfus Municipal Income achieved a total return of 1.91% (on a net asset value basis).1 During the same period, the fund provided income dividends of $0.49 per share, which is equal to a distribution rate of 5.67% .2

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital from a portfolio that, under normal market conditions, invests at least 80% of the value of its net assets in municipal obligations. Under normal market conditions, the fund invests in municipal obligations which, at the time of purchase, are rated investment grade or the unrated equivalent as determined by Dreyfus in the case of bonds, and rated in the two highest rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having, or deemed to have, maturities of less than one year.

We have constructed a portfolio by looking for income opportunities through analysis of each bond’s structure,including paying close attention to a bond’s yield, maturity and early redemption features. Over time, many of the fund’s relatively higher yielding bonds mature or are

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

redeemed by their issuers, and we generally attempt to replace those bonds with investments consistent with the fund’s investment policies, albeit with yields that reflect the then-current interest-rate environment. When we believe that an opportunity presents itself, we seek to upgrade the portfolio’s investments with bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually will look to sell bonds that are close to redemption or maturity.

A Strong Market Rebound Offset Previous Declines

A moderate economic slowdown, mild inflation and stable short-term interest rates helped keep municipal bond prices within a relatively narrow range over the first eight months of the reporting period. Municipal bonds also were supported by robust investor demand and sound fiscal conditions for most states and municipalities. However, market conditions changed dramatically over the summer of 2007, when turmoil in the sub-prime mortgage sector of the taxable bond market spread to other fixed-income sectors. Although we saw no evidence of credit deterioration among municipal bond issuers, the tax-exempt market was affected by selling pressure from highly leveraged hedge funds and other institutional investors. In the immediate aftermath of the summertime decline, tax-exempt bonds traded at their highest yield levels in more than three years.

Bouts of reduced ready liquidity prompted the Federal Reserve Board (the “Fed”) to cut both the discount rate and the federal funds rate late in the reporting period, the first reductions in short-term rates in more than four years. On average, the market responded favorably to the Fed’s actions, sparking a rally that, by the reporting period’s end, erased some, but not all, of its earlier losses. However, the rally was less pronounced at the longer end of the market’s maturity spectrum, where the fund primarily focuses.

A Focus on Income Bolstered Fund Performance

Our security selection strategy primarily emphasized income-oriented bonds, including those selling at modest premiums to their face values.

These “cushion” bonds helped shelter the fund from the full brunt of the market’s summertime decline. In addition, because many of these bonds include provisions for early redemption, the fund’s average duration was shorter than industry averages, which also helped protect the fund from heightened market volatility.In addition,because the fund’s portfolio consisted of bonds rated investment grade (at the time of their purchase), 3 the fund avoided some of the harder-hit segments of the broader municipal bond market. On the other hand, the fund’s leveraging strategy during the reporting period proved to be less effective than usual, primarily due to historically narrow yield differences between auction rate preferred stock and long-term municipal bonds.

Maintaining a Conservative Investment Posture

In our view, ongoing market volatility may provide opportunities to purchase long-term municipal bonds at relatively attractive prices. Still, we generally have retained the fund’s relatively defensive investment posture, including an emphasis on long-term, income-oriented bonds from issuers that have demonstrated good liquidity characteristics. We also have maintained rigorous credit standards, and our credit analysts help ensure that candidates for investment contain certain covenants designed to protect bondholders. In our view, these are prudent strategies in today’s changing economic and market environments.

October 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period.
[3]	The fund may continue to own investment grade bonds (at the time of purchase) which are subsequently downgraded to below investment grade.

The Fund 5

STATEMENTSELECTED INFORMATIONOF INVESTMENTS
September 30, 2007 (Unaudited)

Market Price per share September 30, 2007			$8.67
Shares Outstanding September 30, 2007			20,594,744
American Stock Exchange Ticker Symbol			DMF

MARKET PRICE (AMERICAN STOCK EXCHANGE)
	Fiscal Year Ended September 30, 2007

	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
December 31, 2006 March 31, 2007			June 30, 2007	September 30, 2007

High	$9.55	$9.68	$9.88	$9.18
Low	9.01	9.24	8.87	8.55
Close	9.23	9.66	8.95	8.67

PERCENTAGE	GAIN (LOSS)	based on change in Market Price*
October 24, 1988 (commencement of operations)
through September 30, 2007				210.94%
October 1, 1997 through September 30, 2007				58.21
October 1, 2002 through September 30, 2007				24.78
October 1, 2006 through September 30, 2007				(0.34)
January 1, 2007 through September 30, 2007				(2.28)
April 1, 2007 through September 30, 2007				(7.81)
July 1, 2007 through September 30, 2007				(1.79)

NET ASSET VALUE PER SHARE
October 24, 1988 (commencement of operations)			$ 9.26
September 30, 2006				9.66
December 31, 2006				9.65
March 31, 2007				9.60
June 30, 2007				9.43
September 30, 2007				9.34

PERCENTAGE	GAIN (LOSS)	based on change in Net Asset Value*
October 24, 1988 (commencement of operations)
through September 30, 2007			261.74%
October 1, 1997 through September 30, 2007			85.16
October 1, 2002 through September 30, 2007			31.95
October 1, 2006 through September 30, 2007				1.91
January 1, 2007 through September 30, 2007				0.69
April 1, 2007 through September 30, 2007				(0.07)
July 1, 2007 through September 30, 2007				0.42

* With dividends reinvested.

STATEMENT OF INVESTMENTS
September 30, 2007

Long-Term Municipal	Coupon	Maturity	Principal
Investments—154.0%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—6.6%
Jefferson County,
Sewer Revenue Capital
Improvement Warrants (Insured;
FGIC)	5.75	2/1/09	7,500,000 [a]	7,795,050
The Board of Trustees of the
University of Alabama, HR
(University of Alabama at
Birmingham) (Insured; MBIA)	5.88	9/1/10	4,620,000 [a]	4,960,817
Alaska—3.6%
Alaska Housing Finance
Corporation, General Mortgage
Revenue (Insured; MBIA)	6.05	6/1/39	6,845,000	6,963,692
Arkansas—1.5%
Independence County,
PCR (Entergy Arkansas, Inc.
Project)	5.00	1/1/21	3,000,000	2,976,810
California—17.3%
ABAG Financial Authority for
Nonprofit Corporations,
Insured Revenue, COP (Odd
Fellows Home of California)	6.00	8/15/24	5,000,000	5,056,000
California Department of Veteran
Affairs, Home Purchase Revenue	5.20	12/1/28	2,950,000	2,951,298
California Educational Facilities
Authority, Revenue (Mills
College)	5.00	9/1/34	2,000,000	1,999,920
California Health Facilities
Financing Authority, Revenue
(Sutter Health)	6.25	8/15/35	2,500,000	2,674,125
California Housing Finance Agency,
Home Mortgage Revenue	4.80	8/1/36	2,500,000	2,392,650
California Statewide Communities
Development Authority, COP
(Catholic Healthcare West)	6.50	7/1/10	3,545,000 [a]	3,856,747
California Statewide Communities
Development Authority, COP
(Catholic Healthcare West)	6.50	7/1/20	1,455,000	1,579,737
Chabot-Las Positas Community
College District, GO (Insured;
AMBAC)	0.00	8/1/32	6,000,000	1,692,480

The Fund 7

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
Del Mar Race Track Authority,
Revenue	5.00	8/15/25	2,000,000	1,984,720
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	7.80	6/1/13	3,000,000 [a]	3,631,200
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.75	6/1/47	5,500,000	5,248,430
Colorado—9.1%
Colorado Springs,
HR	6.38	12/15/10	2,835,000 [a]	3,098,201
Colorado Springs,
HR	6.38	12/15/30	2,890,000	3,049,066
University of Northern Colorado
Board of Trustees, Auxiliary
Facilities System Revenue
(Insured; FSA)	5.00	6/1/35	11,000,000 [b,c]	11,356,565
District of Columbia—1.4%
District of Columbia,
Revenue (Catholic University
America Project) (Insured;
AMBAC)	5.63	10/1/09	1,605,000 [a]	1,685,394
District of Columbia,
Revenue (Catholic University
America Project) (Insured;
AMBAC)	5.63	10/1/29	475,000	494,888
District of Columbia Housing
Finance Agency, SFMR
(Collateralized: FHA, FNMA,
GNMA and GIC; Trinity Funding)	7.45	12/1/30	505,000	513,131
Florida—1.4%
Orange County Health Facilities
Authority, HR (Orlando
Regional Healthcare System)	6.00	10/1/09	30,000 [a]	31,689
Orange County Health Facilities
Authority, HR (Orlando
Regional Healthcare System)	6.00	10/1/26	1,470,000	1,519,745

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida (continued)
South Lake County Hospital
District, Revenue (South Lake
Hospital, Inc.)	5.80	10/1/34	1,095,000	1,121,663
Georgia—.6%
Milledgeville and Baldwin County
Development Authority, Revenue
(Georgia College and State
University Foundation Property
III, LLC Student Housing
System Project)	5.25	9/1/14	1,000,000 [a]	1,103,270
Illinois—10.5%
Chicago
(Insured; FGIC)	6.13	7/1/10	3,685,000 [a]	3,967,971
Chicago
(Insured; FGIC)	6.13	7/1/10	315,000 [a]	339,189
Illinois Development Finance
Authority, Revenue (Community
Rehabilitation Providers
Facilities Acquisition Program)	8.75	3/1/10	55,000	55,498
Illinois Health Facilities
Authority, Revenue (Advocate
Health Care Network)	6.13	11/15/10	5,800,000 [a]	6,239,408
Illinois Health Facilities
Authority, Revenue (OSF
Healthcare System)	6.25	11/15/09	7,000,000 [a]	7,455,840
Illinois Health Facilities
Authority, Revenue (Swedish
American Hospital)	6.88	5/15/10	2,000,000 [a]	2,161,160
Indiana—2.6%
Anderson,
EDR and Improvement Bonds
(Anderson University Project)	5.00	10/1/32	2,450,000	2,321,204
Franklin Township School Building
Corporation, First Mortgage Bonds	6.13	7/15/10	2,500,000 [a]	2,716,900
Iowa—.6%
Coralville,
Annual Appropriation Urban
Renewal Tax Increment Revenue	5.00	6/1/47	1,275,000	1,223,184

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Maryland—5.0%
Maryland Economic Development
Corporation, Student Housing
Revenue (University of
Maryland, College Park Project)	5.63	6/1/13	2,000,000 [a]	2,207,720
Maryland Health and Higher
Educational Facilities
Authority, Revenue (The Johns
Hopkins University Issue)	6.00	7/1/09	7,000,000 [a]	7,369,320
Massachusetts—9.2%
Massachusetts Bay Transportation
Authority, Assessment Revenue	5.00	7/1/14	5,000,000 [a]	5,408,550
Massachusetts Development Finance
Agency, SWDR (Dominion Energy
Brayton Point Issue)	5.00	2/1/36	2,000,000	1,961,240
Massachusetts Health and
Educational Facilities
Authority, Healthcare System
Revenue (Covenant Health
Systems Obligated Group Issue)	6.00	7/1/31	2,500,000	2,625,650
Massachusetts Housing Finance
Agency, SFHR	5.00	12/1/31	2,500,000	2,473,875
Massachusetts Industrial Finance
Agency, Water Treatment
Revenue (Massachusetts-
American Hingham Project)	6.95	12/1/35	5,235,000	5,308,342
Michigan—3.6%
Hancock Hospital Finance
Authority, Mortgage Revenue
(Portgage Health) (Insured; MBIA)	5.45	8/1/08	2,175,000 [a]	2,207,908
Michigan Strategic Fund,
SWDR (Genesee Power Station
Project)	7.50	1/1/21	4,685,000	4,684,250
Minnesota—1.4%
Minnesota Agricultural and
Economic Development Board,
Health Care System Revenue
(Fairview Health Care Systems)	6.38	11/15/10	2,420,000 [a]	2,642,785
Minnesota Agricultural and
Economic Development Board,
Health Care System Revenue
(Fairview Health Care Systems)	6.38	11/15/29	80,000	84,462

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Mississippi—3.2%
Mississippi Business Finance
Corporation, PCR (System
Energy Resources, Inc. Project)	5.88	4/1/22	6,000,000	6,064,500
Missouri—4.0%
Missouri Development Finance
Board, Infrastructure
Facilities Revenue (Branson
Landing Project)	5.00	6/1/35	2,500,000	2,351,875
Missouri Health and Educational
Facilities Authority, Health
Facilities Revenue (BJC Health
System)	5.25	5/15/32	2,500,000	2,557,875
Missouri Health and Educational
Facilities Authority, Health
Facilities Revenue (Saint
Anthony’s Medical Center)	6.25	12/1/10	2,500,000 [a]	2,721,225
Missouri Housing Development
Commission, SFMR
(Homeownership Loan
Program) (Collateralized:
FNMA and GNMA)	6.30	9/1/25	140,000	141,450
Nevada—2.2%
Clark County,
IDR (Southwest Gas Corporation
Project) (Insured; AMBAC)	6.10	12/1/38	4,000,000	4,242,560
New Jersey—3.5%
New Jersey Economic Development
Authority, Cigarette Tax
Revenue	5.50	6/15/31	1,610,000	1,657,608
New Jersey Turnpike Authority,
Turnpike Revenue (Insured;
AMBAC)	5.00	1/1/35	5,000,000	5,127,300
New Mexico—2.3%
Farmington,
PCR (Public Service Company of
New Mexico San Juan Project)	6.30	12/1/16	3,000,000	3,065,010
New Mexico Mortgage Finance
Authority, Single Family
Mortgage Program
(Collateralized:
FHLMC and GNMA)	6.85	9/1/31	1,400,000	1,419,292

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York—2.3%
Long Island Power Authority,
Electric System General Revenue	5.00	9/1/27	1,500,000	1,540,545
New York State Dormitory
Authority, Catholic Health
Services of Long Island
Obligated Group Revenue (Saint
Francis Hospital Project)	5.00	7/1/27	2,930,000	2,884,585
North Carolina—3.1%
Gaston County Industrial
Facilities and Pollution
Control Financing Authority,
Exempt Facilities Revenue
(National Gypsum Company
Project)	5.75	8/1/35	1,500,000	1,529,625
North Carolina Eastern Municipal
Power Agency, Power System
Revenue	5.13	1/1/26	3,000,000	3,048,780
North Carolina Housing Finance
Agency, Home Ownership Revenue	6.25	1/1/29	1,415,000	1,439,635
Ohio—5.0%
Cuyahoga County,
Hospital Improvement Revenue
(The Metrohealth System Project)	6.13	2/15/09	5,000,000 [a]	5,223,150
Ohio Housing Finance Agency,
Residential Mortgage Revenue
(Collateralized; GNMA)	5.75	9/1/30	35,000	35,271
Rickenbacker Port Authority,
Capital Funding Revenue (OASBO
Expanded Asset Pooled)	5.38	1/1/32	4,090,000	4,354,582
Oklahoma—1.4%
Oklahoma Development Finance
Authority, Revenue (Saint John
Health System)	6.00	2/15/09	1,875,000 [a]	1,955,044
Oklahoma Development Finance
Authority, Revenue (Saint John
Health System)	6.00	2/15/29	625,000	647,469

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Oregon—2.7%
Oregon Department of
Transportation, Highway User
Tax Revenue	5.00	11/15/28	5,000,000	5,192,500
Pennsylvania—6.2%
Pennsylvania Economic Development
Financing Authority, RRR
(Northampton Generating Project)	6.60	1/1/19	3,500,000	3,515,295
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health)	5.88	12/1/11	5,995,000 [a]	6,574,297
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health)	5.88	12/1/31	1,755,000	1,833,870
Rhode Island—1.2%
Rhode Island Housing and Mortgage
Finance Corporation,
Homeownership Opportunity Revenue	4.70	10/1/32	2,405,000	2,278,016
South Carolina—10.7%
Lancaster Educational Assistance
Program, Inc., Installment
Purchase Revenue (The School
District of Lancaster County,
South Carolina, Project)	5.00	12/1/26	5,000,000	5,005,600
Medical University of South
Carolina, Hospital Facilities
Revenue	6.00	7/1/09	2,500,000 [a]	2,627,500
Piedmont Municipal Power Agency,
Electric Revenue	5.25	1/1/21	3,500,000	3,549,875
Securing Assets for Education,
Installment Purchase Revenue
(Berkeley County School
District Project)	5.13	12/1/30	2,500,000	2,557,700
Tobacco Settlement Revenue
Management Authority of South
Carolina, Tobacco Settlement
Asset-Backed Bonds	6.38	5/15/28	2,900,000	2,983,781

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

South Carolina (continued)
Tobacco Settlement Revenue
Management Authority of South
Carolina, Tobacco Settlement
Asset-Backed Bonds	6.38	5/15/30	3,750,000	3,944,063
Tennessee—1.1%
Johnson City Health and
Educational Facilities Board,
Hospital First Mortgage
Revenue (Mountain States
Health Alliance)	5.50	7/1/36	2,000,000	2,026,860
Texas—11.5%
Brazos River Harbor Navigation
District, Revenue (The Dow
Chemical Company Project)	4.95	5/15/33	2,000,000	1,952,480
Cities of Dallas and Fort Worth,
Dallas/Fort Worth
International Airport, Joint
Revenue Improvement (Insured;
FSA)	5.00	11/1/35	1,600,000	1,600,864
Gregg County Health Facilities
Development Corporation, HR
(Good Shepherd Medical Center
Project) (Insured; Radian)	6.38	10/1/10	2,500,000 [a]	2,722,675
Harris County Health Facilities
Development Corporation, HR
(Memorial Hermann Healthcare
System)	6.38	6/1/11	3,565,000 [a]	3,934,405
Port of Corpus Christi Authority
of Nueces County, Revenue
(Union Pacific Corporation
Project)	5.65	12/1/22	4,500,000	4,647,735
Texas
(Veterans Housing Assistance
Program) (Collateralized; FHA)	6.10	6/1/31	7,000,000	7,207,130
Utah—.1%
Utah Housing Finance Agency,
SFMR (Collateralized; FHA)	6.00	1/1/31	170,000	173,220

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Vermont—1.1%
Vermont Educational and Health
Buildings Financing Agency,
Revenue (Saint Michael’s
College Project)	6.00	10/1/28	1,500,000	1,635,825
Vermont Housing Finance Agency,
SFHR (Insured; FSA)	6.40	11/1/30	460,000	465,198
Washington—2.7%
Washington Higher Educational
Facilities Authority, Revenue
(Whitman College)	5.88	10/1/09	5,000,000 [a]	5,231,800
Wisconsin—5.0%
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	7.00	6/1/28	2,500,000	2,655,125
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)	5.60	2/15/29	4,975,000	5,014,601
Wisconsin Health and Educational
Facilities Authority, Revenue
(Marshfield Clinic)	5.38	2/15/34	2,000,000	2,007,240
Wyoming—.8%
Sweetwater County,
SWDR (FMC Corporation Project)	5.60	12/1/35	1,500,000	1,500,360
U.S. Related—9.5%
Puerto Rico Highways and
Transportation Authority,
Transportation Revenue
(Insured; MBIA)	5.00	7/1/38	8,000,000 [b,c]	8,167,120
Puerto Rico Highways and
Transportation Authority,
Transportation Revenue
(Insured; MBIA)	5.00	7/1/38	10,000,000 [b,c]	10,208,900
Total Long-Term
Municipal Investments
(cost $284,660,973)				296,413,160

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments—1.4%	Rate (%)	Date	Amount ($)	Value ($)

Florida—.1%
Lee Memorial Health System Board
of Directors, HR (Lee Memorial
Health System)	4.09	10/1/07	200,000 [d]	200,000
Illinois—.1%
Illinois Health Facilities
Authority, Revenue (Central
DuPage Health) (LOC; American
National Bank and Trust Co. of
Chicago)	4.07	10/1/07	200,000 [d]	200,000
Michigan—1.2%
University of Michigan Regents,
HR	4.00	10/1/07	2,200,000 [d]	2,200,000
Total Short-Term
Municipal Investments
(cost $2,600,000)				2,600,000

Total Investments (cost $287,260,973)			155.4%	299,013,160
Liabilities, Less Cash and Receivables			(3.4%)	(6,574,505)
Preferred Stock, at redemption value			(52.0%)	(100,000,000)
Net Assets Applicable
to Common Shareholders			100.0%	192,438,655

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, these securities amounted to $29,732,585 or 15.5% of net assets applicable to Common Shareholders.
[c] Collateral for floating rate borrowings.
[d] Securities payable on demand.Variable interest rate—subject to periodic change.

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%) †

AAA		Aaa		AAA	26.9
AA		Aa		AA	16.9
A		A		A	29.6
BBB		Baa		BBB	20.3
B		B		B	1.2
F1		MIG1/P1		SP1/A1	1.0
Not Rated [e]		Not Rated [e]		Not Rated [e]	4.1
					100.0

†	Based on total investments.
[e]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2007

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	287,260,973	299,013,160
Cash		50,626
Interest receivable		4,901,603
Receivable for investment securities sold		3,464,171
Prepaid expenses		17,996
		307,447,556

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		187,195
Payable for floating rate notes issued—Note 4		14,500,000
Interest and related expenses payable		165,948
Dividends payable to Preferred Shareholders		41,440
Commissions payable		14,828
Accrued expenses		99,490
		15,008,901

Auction Preferred Stock, Series A and B, par value $.001
per share (4,000 shares issued and outstanding at $25,000
per share liquidation preference)—Note 1		100,000,000

Net Assets applicable to Common Shareholders ($)		192,438,655

Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(20,594,744 shares issued and outstanding)		20,595
Paid-in capital		185,627,788
Accumulated undistributed investment income—net		383,390
Accumulated net realized gain (loss) on investments		(5,345,305)
Accumulated net unrealized appreciation
(depreciation) on investments		11,752,187

Net Assets applicable to Common Shareholders ($)		192,438,655

Shares Outstanding
(110 million shares authorized)		20,594,744
Net Asset Value, per share of Common Stock ($)		9.34

See notes to financial statements.

The Fund 19

STATEMENT OF OPERATIONS
Year Ended September 30, 2007

Investment Income ($):
Interest Income	17,559,553
Expenses:
Management fee—Note 3(a)	2,073,939
Interest and related expenses	695,475
Commission fees—Note 1	266,407
Professional fees	78,304
Shareholders’ reports	42,804
Shareholder servicing costs—Note 3(b)	34,320
Custodian fees—Note 3(b)	22,416
Registration fees	15,000
Directors’ fees and expenses—Note 3(c)	6,193
Miscellaneous	43,723
Total Expenses	3,278,581
Investment Income—Net	14,280,972

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	372,141
Net unrealized appreciation (depreciation) on investments	(7,360,730)
Net Realized and Unrealized Gain (Loss) on Investments	(6,988,589)
Dividends on Preferred Stocks	(3,613,991)
Net Increase in Net Assets Resulting from Operations	3,678,392

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2007	2006

Operations ($):
Investment income—net	14,280,972	13,452,056
Net realized gain (loss) on investments	372,141	553,292
Net unrealized appreciation
(depreciation) on investments	(7,360,730)	(804,643)
Dividends on Preferred Stocks	(3,613,991)	(3,125,231)
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,678,392	10,075,474

Dividends to Common Shareholders from ($):
Investment income—net	(10,130,835)	(10,624,089)

Capital Stock Transactions ($):
Dividends reinvested	51,799	—
Total Increase (Decrease) in Net Assets	(6,400,644)	(548,615)

Net Assets ($):
Beginning of Period	198,839,299	199,387,914
End of Period	192,438,655	198,839,299
Undistributed (distributions in
excess of) investment income—net	383,390	(139,676)

Capital Share Transactions (Shares):
Increase in Shares Outstanding
as a Result of Dividends Reinvested	5,424	—

See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund’s financial statements, and with respect to common stock, market price data for the fund’s common shares.

		Year Ended September 30,

	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	9.66	9.68	9.51	9.51	9.78
Investment Operations:
Investment income—net [a]	.69	.65	.68	.69	.72
Net realized and unrealized
gain (loss) on investments	(.34)	.00[b]	.21	.09	(.24)
Dividends on Preferred Stock
from investment income—net	(.18)	(.15)	(.10)	(.06)	(.07)
Total from Investment Operations	.17	.50	.79	.72	.41
Distributions to Common Shareholders:
Dividends from investment income—net	(.49)	(.52)	(.62)	(.72)	(.68)
Net asset value, end of period	9.34	9.66	9.68	9.51	9.51
Market value, end of period	8.67	9.17	9.35	10.25	9.69

Total Return (%) [c]	(.34)	3.86	(2.58)	14.08	8.48

Ratios/Supplemental Data (%):
Ratio of total expenses to average net
assets applicable to Common Stock [d]	1.67	1.61	1.48	1.40	1.42
Ratio of net investment income to average
net assets applicable to Common Stock [d]	7.28	6.83	7.03	7.29	7.60
Ratio of total expenses
to total average net assets	1.11	1.06	.99	.93	.94
Ratio of net investment income
to total average net assets	4.82	4.53	4.67	4.81	5.02
Portfolio Turnover Rate	10.30	10.09	12.62	6.72	9.88
Asset coverage of Preferred Stock,
end of period	292	300	299	295	294

Net Assets, net of Preferred Stock,
end of period ($ x 1,000)	192,439	198,839	199,388	195,395	194,390
Preferred Stock outstanding,
end of period ($ x 1,000)	100,000	100,000	100,000	100,000	100,000

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Calculated based on market value.
[d]	Does not reflect the effect of dividends to Preferred Stockholders.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Income, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. On July 1, 2007, Mellon Financial Corporation (“Mellon Financial”) and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.The fund’s Common Stock trades on the American Stock Exchange under the ticker symbol DMF.

The fund has outstanding 2,000 shares of Series A and 2,000 shares of Series B Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions.The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors.The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Whitney I. Gerard and George L. Perry to represent holders of APS on the fund’s Board of Directors.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in municipal debt securities are valued on the last business day of each week and month by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after

November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders of Common Stock (“Common Shareholder(s)”): Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment and cash purchase plan.

On September 27, 2007, the Board of Directors declared a cash dividend of $.041 per share from investment income-net, payable on October 31, 2007 to Common Shareholders of record as of the close of business on October 11, 2007.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Dividends to shareholders of APS: For APS, dividends are currently reset every 7 days for Series A and Series B.The dividend rates in effect at September 30, 2007 were as follows: Series A 3.80% and Series B 3.75% .

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15,2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At September 30, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $430,197, accumulated capital losses $5,448,823 and unrealized appreciation $11,855,705.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to September 30, 2007. If not applied, $604,058 of the carryover expires in fiscal 2009, $1,413,550 expires in fiscal 2010, $360,799 expires in fiscal 2011 and $3,070,416 expires in fiscal 2012.

The tax characters of distributions paid to shareholders during the fiscal periods ended September 30, 2007 and September 30, 2006, were as follows: tax exempt income $13,744,826 and $13,749,320, respectively.

During the period ended September 30, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $13,080 and increased net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended September 30, 2007, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets, inclusive of the outstanding auction preferred stock, and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage fees and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear, the amount of such excess to the extent required by state law. During the period ended September 30, 2007, there was no expense reimbursement pursuant to the Agreement.

(b) The fund compensates Mellon Bank, N.A. (“Mellon”), an affiliate of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2007, the fund was charged $18,715 pursuant to the transfer agency agreement.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2007, the fund was charged $22,416 pursuant to the custody agreement.

During the period ended September 30, 2007, the fund was charged $4,579 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $167,968, custodian fees $9,633, transfer agency fees $7,183 and chief compliance officer fees $2,411.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2007, amounted to $32,811,950 and $34,320,571, respectively.

The fund may participate in Secondary Inverse Floater Structures in which fixed-rate, tax-exempt municipal bonds purchased by the fund are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a floating rate set by a remarketing agent at predetermined intervals.A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities under the caption, “Payable for floating rate notes issued” in the Statement of Assets and Liabilities.

At September 30, 2007, the cost of investments for federal income tax purposes was $272,657,455; accordingly, accumulated net unrealized appreciation on investments was $11,855,705, consisting of $13,245,839 gross unrealized appreciation and $1,390,134 gross unrealized depreciation.

The Fund 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Municipal Income, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Income, Inc., including the statement of investments, as of September 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of September 30, 2007 and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Income, Inc. at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York November 13, 2007

ADDITIONAL INFORMATION ( U n a u d i t e d )

Dividend Reinvestment Plan

Under the fund’s Dividend Reinvestment Plan (the “Plan”), a Common Shareholder who has fund shares registered in his name will have all dividends and distributions reinvested automatically by Mellon, as Plan agent (the “Agent”), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such Common Shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in “street name”) may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to Mellon, c/o Mellon Investor Services, Shareholder Investment Plan, P.O. Box 358035, Pittsburgh, PA 15252-8035, should include the shareholder’s name and address as they appear on the Agent’s records and will be effective only if received more than ten business days prior to the record date for any distribution.

The Agent maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant’s proxy will include those shares purchased pursuant to the Plan.

The Fund 31

ADDITIONAL INFORMATION ( U n a u d i t e d ) (continued)

The fund pays the Agent’s fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases in connection with the reinvestment of dividends or distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution.The Plan also may be amended or terminated by the Agent on at least 90 days’ written notice to Plan participants.

Level Distribution Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month.The fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities and Notes to Financial Statements, which comprises part of the Financial Information included in this report.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock.These objectives cannot be achieved in all interest rate environments.To leverage, the fund issues Preferred stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of div-

idends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund’s common stock. In order to benefit Common shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risk of leveraging will begin to outweigh the benefits.

Supplemental Information

During the period ended September 30, 2007, there were: (i) no material changes in the fund’s investment objectives or fundamental investment policies, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, (iii) no material changes in the principal risk factors associated with investment in the fund, and (iv) no change in the person primarily responsible for the day-to-day management of the fund’s portfolio.

The Fund 33

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended September 30, 2007 as “exempt-interest dividends” (not generally subject to regular federal income tax). As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2007 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for 2007 calendar year on Form 1099-INT, both which will be mailed by January 31, 2008.

PROXY RESULTS (Unaudited)

Holders of Auction Preferred Stock (“APS”) voted on the following proposal presented at the annual shareholders’ meeting held on May 18, 2007 as follows:

		Shares

	For	Authority Withheld

To elect one Class II Director: †
Whitney I. Gerard	3,531	0

The term of the Class II Director expires in 2007.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 19 and 20, 2007, the Board considered the re-approval for an annual period (through August 31, 2008) of the fund’s Management Agreement with Dreyfus, pursuant to which Dreyfus provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives noted the fund’s closed-end structure, the relationships Dreyfus has with various intermediaries complex-wide and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing services to intermediaries and shareholders.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of closed-end leveraged general municipal debt funds (the “Performance Group”) and to a larger universe of funds, consisting of all closed-end leveraged general municipal debt funds (the “Performance Universe”), selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons for various periods ended May 31, 2007.The Board noted that the fund’s yield for one-year periods ended May 31st for 1998 - 2007 variously was above, at and below the Performance Group and Performance Universe medians, measured on both a net asset value basis and a market price basis. The Board members noted that the fund’s total return performance based on net asset value variously was above or at the Performance Group and Performance Universe medians for all periods (except the one-year periods), while market price total return was variously above and below the Performance Group and below the Performance Universe medians for the periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of its Lipper category average for the prior ten years.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”),each selected and provided by Lipper.The Board members noted that the fund’s management fee was higher than the Expense Group and Expense Universe medians based on either common shares alone or common and preferred shares together.The fund’s expense ratios based on common shares alone and based on common and preferred shares together were higher than Expense Group and Expense Universe medians.

Representatives of Dreyfus noted the other closed-end funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies and included in the fund’s Lipper category (the “Similar Funds”), and stated that there were no other funds or accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Fund 37

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to,and determining the profitability of,indi-vidual funds and the entire Dreyfus mutual fund complex. The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services. It was noted that a discussion of economies of scale is predicated on increasing assets and that because the fund is a closed-end fund without daily inflows and outflows of capital there were not at this time significant economies of scale to be realized by Dreyfus in managing the fund’s assets. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board was generally satisfied with the fund’s overall performance.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative performance, expense and management fee information, costs of the services pro- vided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement was in the best interests of the fund and its shareholders.

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63) Chairman of the Board (1995)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 163

Clifford L. Alexander, Jr. (74)
Board Member (2003)

Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 53

David W. Burke (71)
Board Member (1994)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 88

Whitney I. Gerard (72)
Board Member (1998)

Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 28

George L. Perry (73)
Board Member (1989)

Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 26

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Lucy Wilson Benson, Emeritus Board Member Arthur A. Hartman, Emeritus Board Member

The Fund 41

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a
Director of the Manager, and an officer of 82
investment companies (comprised of 163
portfolios) managed by the Manager. He is 59
years old and has been an employee of the

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a
director of the Manager, and an officer of 82
investment companies (comprised of 163
portfolios) managed by the Manager. Mr.
Maisano also is an officer and/or Board
member of certain other investment
management subsidiaries of The Bank of New
York Mellon Corporation, each of which is an
affiliate of the Manager. He is 60 years old and
has been an employee of the Manager since
November 2006. Prior to joining the Manager,
Mr. Maisano served as Chairman and Chief
Executive Officer of EACM Advisors, an
affiliate of the Manager, since August 2004, and
served as Chief Executive Officer of Evaluation
Associates, a leading institutional investment

JOSEPH P. DARCY, Executive Vice
President since March 2000.

Executive Vice President of the Fund, Senior
Portfolio Manager – Dreyfus Municipal
Securities, and an officer of 1 other investment
company (comprised of 1 portfolio) managed by
the Manager. He is 49 years old and has been an
employee of the Manager since May 1994.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager,
and an officer of 83 investment companies
(comprised of 180 portfolios) managed by the
Manager. He is 47 years old and has been an

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Assistant
Secretary of the Manager, and an officer of 83
investment companies (comprised of 180
portfolios) managed by the Manager. He is 41
years old and has been an employee of the
Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager,
and an officer of 83 investment companies
(comprised of 180 portfolios) managed by the
Manager. She is 51 years old and has been an
employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager,
and an officer of 83 investment companies
(comprised of 180 portfolios) managed by the
Manager. He is 45 years old and has been an
employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager,
and an officer of 83 investment companies
(comprised of 180 portfolios) managed by the
Manager. She is 44 years old and has been an
employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager,
and an officer of 83 investment companies
(comprised of 180 portfolios) managed by the
Manager. He is 44 years old and has been an
employee of the Manager since February 1991.

42

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager,
and an officer of 83 investment companies
(comprised of 180 portfolios) managed by the
Manager. He is 55 years old and has been an
employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager,
and an officer of 83 investment companies
(comprised of 180 portfolios) managed by the
Manager. He is 42 years old and has been an
employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the
Manager, and an officer of 83 investment
companies (comprised of 180 portfolios)
managed by the Manager. He is 49 years old
and has been an employee of the Manager
since April 1985.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Money Market
and Municipal Bond Funds of the Manager,
and an officer of 83 investment companies
(comprised of 180 portfolios) managed by the
Manager. He is 43 years old and has been an
employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since May 2007.

Senior Accounting Manager – Equity Funds of
the Manager, and an officer of 83 investment
companies (comprised of 180 portfolios)
managed by the Manager. He is 40 years old
and has been an employee of the Manager
since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since December 2005.

Senior Accounting Manager – Equity Funds of
the Manager, and an officer of 83 investment
companies (comprised of 180 portfolios)
managed by the Manager. He is 40 years old
and has been an employee of the Manager
since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting
and Support Department of the Manager, and
an officer of 83 investment companies
(comprised of 180 portfolios) managed by the
Manager. He is 39 years old and has been an
employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and
The Dreyfus Family of Funds (83 investment
companies, comprised of 180 portfolios). From
November 2001 through March 2004, Mr.
Connolly was first Vice-President, Mutual
Fund Servicing for Mellon Global Securities
Services. In that capacity, Mr. Connolly was
responsible for managing Mellon’s Custody,
Fund Accounting and Fund Administration
services to third-party mutual fund clients. He
is 50 years old and has served in various
capacities with the Manager since 1980,
including manager of the firm’s Fund
Accounting Department from 1997 through
October 2001.

The Fund 43

NOTES

44

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,008 in 2006 and $36,008 in 2007.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $21,922 in 2006 and $42,410 in 2007. These services consisted of (i) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended and (ii) agreed upon procedures in evaluating compliance by the fund with provisions of the Fund’s Articles Supplementary, creating the series of auction rate preferred stock.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,235 in 2006 and $ 2,313in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns;

(ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2006 and $0 in 2007. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $443,981 in 2006 and $1,667,704 in 2007.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and the following persons constitute the Audit Committee and full Board of Trustees of the Registrant:

Joseph S. DiMartino
Clifford L. Alexander
David W. Burke
Whitney Gerard
George L. Perry

The Fund has determined that each member of the Audit Committee of the Registrant is not an “interested person” of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended, and for purposes of Rule 10A-3(b)(1)(iii) under the Exchange Act, is considered independent.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable. [CLOSED-END FUNDS ONLY]

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) The following information is as of November 29, 2007, the date of the filing of this report:

     Joseph Darcy has managed the Registrant since August 1999. Since July 2007 he has been co-primary portfolio manager of the Registrant and has been employed by The Dreyfus Corporation (“Dreyfus”) since May, 1994.

     W. Michael Petty is a co-primary portfolio manger of the Registrant since July 2007 and has been employed by Dreyfus since June 1997.

(a) (2) The following information is as of the Registrant’s most recently completed fiscal year, except where otherwise noted:

     Portfolio Managers. The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board members. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Colleen Meehan, W. Michael Petty, James Welch, Bill Vasiliou and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

     Portfolio Manager Compensation. Portfolio manager compensation is comprised primarily of a market-based salary and an incentive compensation plan. The Fund's portfolio managers are compensated by Dreyfus or its affiliates and not by the Fund. The incentive compensation plan is comprised of three components: portfolio performance (approximately 60%), individual qualitative performance (approximately 20%) and Dreyfus financial performance as measured by Dreyfus' pre-tax net income (approximately 20%). Up to 10% of the incentive plan compensation may be paid in Mellon restricted stock.

     Portfolio performance is measured by a combination of yield (35%) and total return (65%) relative to the appropriate Lipper peer group. 1-year performance in each category is weighted at 40% and 3-year performance at 60%. The portfolio manager's performance is measured on either a straight average (each account weighted equally) or a combination of straight average and asset-weighted average. Generally, if the asset-weighted average is higher, then that is used to measure performance. If the straight average is higher, then typically an average of the two is used to measure performance.

     Individual qualitative performance is based on Dreyfus' Chief Investment Officer's evaluation of the portfolio manager's performance based on any combination of the following: marketing contributions; new product development; performance on special assignments; people development; methodology enhancements; fund growth/gain in market; and support to colleagues. The Chief Investment Officer may consider additional factors at his discretion.

     Portfolio managers are also eligible for Dreyfus' Long Term Incentive Plan. Under that plan, cash and/or Mellon restricted stock is awarded at the discretion of the Chief Investment Officer based on individual performance and contributions to the Investment Management Department and the Mellon organization.

     Additional Information About the Portfolio Managers. The following table lists the number and types of other accounts advised by the Fund's primary portfolio manager and assets under management in those accounts as of the end of the Fund's fiscal year:

	Registered
	Investment
	Company	Assets	Pooled	Assets	Other	Assets
Portfolio Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed
Joseph Darcy	5	$4.8 billion	0	0	0	0
W. Michael Petty	4	$1.8 billion	0	0	0	0

None of the funds or accounts are subject to a performance-based advisory fee.

     The dollar range of Fund shares beneficially owned by the primary portfolio manager are as follows as of the end of the Fund's fiscal year:

Dollar Range of Fund
Portfolio Manager	Fund Name	Shares Beneficially Owned
Joseph Darcy	Dreyfus Municipal Income, Inc.	None
W. Michael Petty	Dreyfus Municipal Income, Inc.	None

     Portfolio managers at Dreyfus may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

     Potential conflicts of interest may arise because of Dreyfus' management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' overall allocation of securities in that offering, or to increase Dreyfus' ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Fund.

     Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

     Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage other accounts.

     Dreyfus' goal is to provide high quality investment services to all of its clients, while meeting Dreyfus' fiduciary obligation to treat all clients fairly. Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of Dreyfus' portfolio managers.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable. [CLOSED-END FUNDS ONLY]

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS MUNICIPAL INCOME, INC.

By:	/s/ J. David Officer
J. David Officer
President

Date:	November 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	November 26, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	November 26, 2007

EXHIBIT INDEX

	(a)(1)	Code of ethics referred to in Item 2.

	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)